SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported)                   May 28, 1999
                                                 -----------------




                      DELPHI AUTOMOTIVE SYSTEMS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                       1-14787               38-3430473
----------------------------   ------------------------   ------------------
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
 of incorporation)                                        Identification No.)




     5725 Delphi Drive, Troy, Michigan                              48098
--------------------------------------------                      ----------
  (Address of principal executive offices)                        (Zip Code)







Registrant's telephone number, including area code           (248)813-2000
                                                           ------------------

ITEM 5. OTHER EVENTS

      On May 28, 1999, Delphi Automotive Systems Corporation (Delphi) issued a news release announcing that General Motors Corporation (GM) had completed its separation of Delphi. Following the spin off, J. Michael Losh, Harry J. Pearce and John F. Smith, who are executive officers of GM, resigned from their positions on the Delphi Board of Directors as of May 28, 1999. The content of the news release follows:

 GM Directors Resign From Delphi Board As Delphi Becomes Fully Independent from
                              Parent General Motors


      TROY, Mich., May 28 -- Delphi Automotive Systems (NYSE: DPH) today announced the resignation of John F. Smith, Jr., Harry J. Pearce and J. Michael Losh, all of General Motors, from its board of directors. The resignations, effective 9 a.m. today, were submitted in conjunction with General Motors' (NYSE: GM) distribution of the 452,500,000 Delphi shares to GM $1-2/3 shareholders.
      "Jack, Harry and Mike have been invaluable to us over the last year as we worked to establish Delphi as an independent company," said J.T. Battenberg III, chairman, chief executive officer and president of Delphi. "It has been a pleasure to have these three outstanding businessmen on our board, guiding us to this very exciting day."
      Since joining the Delphi Board, Smith, Pearce and Losh have said they planned to resign at the time of Delphi's full separation from General Motors. The separation was completed today at 9 a.m. as GM issued a dividend to holders of GM $1-2/3 common stock of approximately seven shares of Delphi stock for every 10 shares of the GM stock.
      The Delphi Board said that it had no immediate replacements to announce and that any additional directors will be determined on the basis of business needs at a future time.
      Delphi's lead director is Thomas H. Wyman. The remaining board members are: Oscar De Paula Bernardes Neto, chairman for Santista Alimentos and Seara Alimentos; Virgis W. Colbert, executive vice president of Miller Brewing Company; Schoichiro Irimajiri, president and representative director of Sega Enterprises, Ltd.; Susan A. McLaughlin, president, consumer services for BellSouth Telecommunications, Inc.; John D. Opie, vice chairman and executive officer for General Electric Company; and Roger S. Penske, chairman of Penske Corporation.
      Delphi Automotive Systems (NYSE: DPH), with headquarters in Troy, Mich., USA, is a world leader in automotive component and systems technology. Delphi's three business sectors -- Dynamics & Propulsion; Safety, Thermal & Electrical Architecture; and Electronics & Mobile Communications -- provide comprehensive solutions to complex customer needs. Delphi has approximately 196,000 employees and operates 168 wholly owned manufacturing sites, 51 customer centers and sales offices, and 27 technical centers in 36 countries. Regional headquarters are located in Paris, Tokyo and Sao Paulo. Delphi can be found on the Internet at www.delphiauto.com.

                                            ###

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DELPHI AUTOMOTIVE SYSTEMS CORPORATION
                                 -------------------------------------
                                             (Registrant)
Date:     June 2, 1999
        -----------------
                                       By
                                            /s/Paul R. Free
                                            -------------------------------
                                            (Paul R. Free, Chief Accounting
                                             Officer and Controller)